SUPPLEMENT TO THE PROSPECTUS

Supplement dated February 13, 2025, to the Prospectus dated April 29, 2024.

MFS® Emerging Markets Equity Portfolio

Effective May 1, 2025, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Lionel Gomez	May 2025	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Effective May 1, 2025, Harry Purcell will no longer be a portfolio manager of the fund.

Effective May 1, 2025, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Lionel Gomez	Portfolio Manager	Employed in the investment area of MFS since 2013

FCE-SUP-I-021325